UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934
Date of Report (date of earliest event report): August 13, 2007 (August 7, 2007)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

One Riverway, Suite 2100
Houston, Texas 77056
(Address of principal executive offices)

(713) 850-7600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Condition

On August 13, 2007, Geokinetics Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial results of operations for the three and six month periods ending June 30, 2007 and the achievement of record backlog.  The press release is attached hereto as exhibit 99.1, the contents of which are furnished in its entirety.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibits, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01             Regulation FD Disclosure

On August 7, 2007, the Company issued a press release announcing the scheduling of a live webcast on August 13, 2007, beginning at 11:00 a.m. Eastern Daylight Time and 10:00 a.m. Central Daylight Time to discuss its second quarter 2007 financial and operational results.  The press release is attached hereto as exhibit 99.2, the contents of which are furnished in its entirety.

The information in Item 7.01 of this Current Report on Form 8-K, including the exhibits, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01             Financial Statements and Exhibits.

(c)            Exhibits

99.1	Press Release dated August 13, 2007, announcing Geokinetics’ second quarter and six month results and achievement of record backlog.

99.2	Press Release dated August 7, 2007, announcing the scheduling of a live webcast to discuss Geokinetics’ second quarter 2007 financial and operational results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: August 13, 2007	By:	/s/ Scott A. McCurdy
Scott A. McCurdy, Vice President and Chief Financial Officer

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